As filed with the Securities and Exchange Commission on December 8, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: April 30

Date of reporting period: May 1, 2016 – October 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.
MONONGAHELA ALL CAP VALUE FUND

Semi-Annual Report
October 31, 2016
(Unaudited)

MONONGAHELA ALL CAP VALUE FUND A MESSAGE TO OUR SHAREHOLDERS OCTOBER 31, 2016

Dear Shareholder,

We are pleased to offer this semi-annual report for the Monongahela All Cap Value Fund (the "Fund") for the time period from May 1, 2016 to October 31, 2016. For this time period, the Fund was up 6.73%, the S&P 500 Index (the "S&P 500") was up 4.06% and the Russell 2000 Value Index was up 7.54%. Calendar Year to date (January 1st to October 31st) the Monongahela All Cap Value Fund is up 12.43%, the S&P 500 is up 5.87% and the Russell 2000 Value Index is up 11.69%. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 392-9331. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 5.49%. However, the Fund's adviser has agreed to contractually waive its fee and/or reimburse certain expenses to limit total operating expenses to 0.85% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through September 1, 2018. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee. Returns greater than one year are annualized.)

Navigating Change

Investing is never an absolute practice; it must adapt to the current environment and prepare for changes ahead. Recently, near zero interest rates levels have elevated equity prices, particularly dividend yielding defensive issues, because bond market alternatives are very limited. As value investors, we have benefited from the rising tide of cash generated by low interest rates. This stream of cash has been largely channeled into defensive industries like consumer non-durable, utilities, health care and safe haven assets.

Significant macro changes tend to develop slowly and have a long shelf life. These are the changes on which we focus. While the 2016 election results continue to grab the headlines, we are focused on the transition out of a thirty-five year bull market for bonds (declining interest rates): relative values will likely begin to change. Slowly, we believe investors should leave the cocoon of defensive issues in search of higher relative yield and growth.

In the rush to safe haven assets, quality growth stocks like Hubbell and Rockwell Collins have been discarded by the market and left in the value bin. We believe that buying quality growth stocks at value multiples should lead to strong growth. As an example, in December 2014, II-VI was generally being dumped by institutions into the "discarded" bin and closed the year at $13.65. Less than two years later, II-VI is trading at $27.80 (October 31st), up approximately 100% from the December 2014 levels.

We have avoided the banking sector for the better part of 35 years, but segments of the financial industry should benefit from slowly rising interest rates. MetLife (3.4% dividend) and Federated Investors (3.7% dividend) should see earning growth with modest increases in the Fed Fund rates. These positive trends should remain in place for many years.

It is our responsibility to search for value. Part of our success depends on recognizing significant changes in macro environments that will affect individual equity valuations. From a bottom-up value approach, our research suggests defensive issues and intermediate and long term fixed incomes assets are overvalued. Subtle macro changes in the interest rate environment provide the narrative to support that thesis. At the same time, the dislocation caused by extraordinarily low interest rates has left certain sectors undervalued.

Portfolio Additions

As we began our new fiscal year on May 1st, we continued to find value as institutions liquidated long term value stocks over short term worries. Western Refining (WNR), an independent refiner, was under heavy selling pressure because of lower refining margins in a volatile and uncertain energy market. We believe the combination of uncertainty, lack of liquidity and the propensity of institutional investors to sell the bottoms hard discounted WNR well below its intrinsic value. We added 7,000 shares at an average cost of $21.07 with a dividend yield of 7.2%. Once the selling subsided, value buyers stepped in and WNR closed October at $28.85. On November 17th, Tesoro Corporation announced the acquisition of WNR at an implied price of $37.30.

1

MONONGAHELA ALL CAP VALUE FUND A MESSAGE TO OUR SHAREHOLDERS OCTOBER 31, 2016

As we adjust to subtle changes in credit markets, we increased our positions in all four financial stocks: American Express, Federated Investors, MetLife and Old Republic International. We believe each is positioned to do well as interest rates slowly increase. We continued adding to our core technology position of II-VI and Seagate Technology, our two largest positions as of October 31st, 2016.

New positions include Gilead Sciences, Pitney Bowes and Synder's – Lance. Our bottom-up value approach is agnostic across market capitalization and specific industries. The new positions, Gilead Sciences (Health Care, large cap), Snyders-Lance (Consumer Staples, mid cap) and Pitney Bowes (Industrials, mid cap) are all trading below our intrinsic value forecast.

Portfolio Deletions

Microsoft exceeded our target and was sold in August. The discipline of value investing allows us objectivity when reviewing highly regarded and well-managed companies. At the same time, a change in management and weakening sales dictated the sale of Schmitt Industries ( micro cap) at a loss. While the company was still trading below book value, the outlook had weakened and we lowered our valuation models. Finally, we decided to adjust our energy exposure away from the large integrated oils and have sold Chevron. As noted above, we found better value in Western Refining.

We look forward to adjusting our portfolio to the changes occurring in both the equity and fixed income market.

Mark Rodgers       Michael C. Rodgers
Co-Manager          Co-Manager

IMPORTANT RISKS AND DISCLOSURES:
Mutual fund investing involves risk, including possible loss of principal. A value investing strategy involves the risk that undervalued securities may not appreciate as anticipated or will remain undervalued for long periods of time. Securities of micro-, small- and mid-capitalization companies may be more volatile and less liquid than those of large-cap companies due to limited resources or product lines and greater sensitivity to adverse economic conditions.

The views in this report were those of the Fund managers as of October 31, 2016, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

2

MONONGAHELA ALL CAP VALUE FUND PERFORMANCE CHART AND ANALYSIS OCTOBER 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Monongahela All Cap Value Fund (the "Fund") compared with the performance of the primary benchmark, the S&P 500 Index (the "S&P 500"), and the secondary benchmark, the Russell 2000 Value Index (the "Russell 2000 Value") since inception.  The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 2000 Value measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.  The total returns of both the S&P 500 and the Russell 2000 Value include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the S&P 500 and the Russell 2000 Value does not include expenses. The Fund is professionally managed, while the S&P 500 and the Russell 2000 Value are unmanaged and are not available for investment.
Comparison of Change in Value of a $10,000 Investment
Monongahela All Cap Value Fund vs. S&P 500 Index and Russell 2000 Value Index

Average Annual Total Returns Periods Ended October 31, 2016	6 Month	1 Year	Since Inception 07/01/13
Monongahela All Cap Value Fund	6.73%	11.13%	7.82%
S&P 500 Index	4.06%	4.51%	10.89%
Russell 2000 Value Index	7.54%	8.81%	7.01%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 392-9331. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 5.49%. However, the Fund's adviser has agreed to contractually waive its fee and/or reimburse certain expenses to limit total operating expenses to 0.85% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through September 1, 2018. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

MONONGAHELA ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS OCTOBER 31, 2016

Shares	Security Description	Value
Common Stock - 85.9%
Consumer Discretionary - 9.6%
4,000	Coach, Inc.	$143,560
12,000	El Pollo Loco Holdings, Inc. (a)	146,400
4,000	Harley-Davidson, Inc.	228,080
2,000	Williams-Sonoma, Inc.	92,440
		610,480
Consumer Staples - 15.2%
4,000	Alico, Inc.	104,600
1,200	Dr. Pepper Snapple Group, Inc.	105,348
3,500	Snyder's-Lance, Inc.	124,495
2,500	The Coca-Cola Co.	106,000
2,250	The Procter & Gamble Co.	195,300
3,000	Unilever PLC, ADR	125,010
7,500	Whole Foods Market, Inc.	212,175
		972,928
Energy - 4.5%
10,000	Western Refining, Inc.	288,500
Financials - 9.8%
3,000	American Express Co.	199,260
7,500	Federated Investors, Inc., Class B	202,500
3,000	MetLife, Inc.	140,880
5,000	Old Republic International Corp.	84,300
		626,940
Health Care - 12.9%
3,000	Baxter International, Inc.	142,770
2,000	Gilead Sciences, Inc.	147,260
5,000	Halyard Health, Inc. (a)	161,750
1,000	Johnson & Johnson	115,990
2,500	PerkinElmer, Inc.	127,225
900	Teleflex, Inc.	128,817
		823,812
Industrials - 16.8%
5,000	Cubic Corp.	213,500
1,500	Cummins, Inc.	191,730
1,250	Hubbell, Inc.	130,650
4,000	MSA Safety, Inc.	233,200
7,500	Pitney Bowes, Inc.	133,800
2,000	Rockwell Collins, Inc.	168,640
		1,071,520
Technology - 15.5%
7,500	Corning, Inc.	170,325
12,000	II-VI, Inc. (a)	333,600
5,000	NetScout Systems, Inc. (a)	137,250
2,132	Reis, Inc.	41,894
9,000	Seagate Technology PLC	308,790
		991,859
Utilities - 1.6%
2,000	National Fuel Gas Co.	104,760
Total Common Stock (Cost $4,967,520)		5,490,799
Money Market Fund - 14.1%
902,505	Dreyfus Treasury Prime Cash Management, 0.21% (b) (Cost $902,505)	902,505
Total Investments - 100.0% (Cost $5,870,025)*		$6,393,304
Other Assets & Liabilities, Net – 0.0%		697
Net Assets – 100.0%		$6,394,001

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of October 31, 2016.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$734,403
Gross Unrealized Depreciation	(211,124)
Net Unrealized Appreciation	$523,279

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$5,490,799
Level 2 - Other Significant Observable Inputs	902,505
Level 3 - Significant Unobservable Inputs	-
Total	$6,393,304

The Level 1 value displayed in this table is Common Stock.  The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	9.6%
Consumer Staples	15.2%
Energy	4.5%
Financials	9.8%
Health Care	12.9%
Industrials	16.8%
Technology	15.5%
Utilities	1.6%
Money Market Fund	14.1%
100.0%

See Notes to Financial Statements.	4

MONONGAHELA ALL CAP VALUE FUND STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2016

ASSETS
Total investments, at value (Cost $5,870,025)	$6,393,304
Receivables:
Dividends	8,488
From investment adviser	10,189
Prepaid expenses	4,073
Total Assets	6,416,054

LIABILITIES
Accrued Liabilities:
Trustees' fees and expenses	9
Fund services fees	7,962
Other expenses	14,082
Total Liabilities	22,053

NET ASSETS	$6,394,001

COMPONENTS OF NET ASSETS
Paid-in capital	$5,750,372
Undistributed net investment income	61,332
Accumulated net realized gain	59,018
Net unrealized appreciation	523,279
NET ASSETS	$6,394,001
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	523,522
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$12.21
*	Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	5

MONONGAHELA ALL CAP VALUE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED OCTOBER 31, 2016

INVESTMENT INCOME
Dividend income	$67,742
Total Investment Income	67,742

EXPENSES
Investment adviser fees	22,905
Fund services fees	85,522
Custodian fees	2,721
Registration fees	2,652
Professional fees	18,054
Trustees' fees and expenses	3,348
Miscellaneous expenses	9,255
Total Expenses	144,457
Fees waived and expenses reimbursed	(118,497)
Net Expenses	25,960

NET INVESTMENT INCOME	41,782

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	27,265
Net change in unrealized appreciation (depreciation) on investments	330,715
NET REALIZED AND UNREALIZED GAIN	357,980
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$399,762

See Notes to Financial Statements.	6

MONONGAHELA ALL CAP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended October 31, 2016	For the Year Ended April 30, 2016
OPERATIONS
Net investment income	$41,782	$58,011
Net realized gain	27,265	78,380
Net change in unrealized appreciation (depreciation)	330,715	(121,540)
Increase in Net Assets Resulting from Operations	399,762	14,851

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(47,625)
Net realized gain	-	(39,259)
Total Distributions to Shareholders	-	(86,884)

CAPITAL SHARE TRANSACTIONS
Sale of shares	394,336	1,494,598
Reinvestment of distributions	-	86,799
Redemption of shares	(98,284)	(35,099)
Increase in Net Assets from Capital Share Transactions	296,052	1,546,298
Increase in Net Assets	695,814	1,474,265

NET ASSETS
Beginning of Period	5,698,187	4,223,922
End of Period (Including line (a))	$6,394,001	$5,698,187

SHARE TRANSACTIONS
Sale of shares	33,792	132,585
Reinvestment of distributions	-	7,979
Redemption of shares	(8,416)	(3,241)
Increase in Shares	25,376	137,323

(a) Undistributed net investment income	$61,332	$19,550

See Notes to Financial Statements.	7

MONONGAHELA ALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended October 31, 2016		For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period July 1, 2013 (a) through April 30, 2014
NET ASSET VALUE, Beginning of Period	$11.44		$11.71	$11.25	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.08		0.13	0.08	0.06
Net realized and unrealized gain (loss)	0.69		(0.21)	0.59	1.36
Total from Investment Operations	0.77		(0.08)	0.67	1.42
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.10)	(0.07)	(0.03)
Net realized gain	—		(0.09)	(0.14)	(0.14)
Total Distributions to Shareholders	—		(0.19)	(0.21)	(0.17)
REDEMPTION FEES (b)	—		—	—	—	(c)
NET ASSET VALUE, End of Period	$12.21		$11.44	$11.71	$11.25
TOTAL RETURN	6.73	%(d)	(0.59)%	6.01%	14.29	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$6,394	$5,698		$4,224	$2,479
Ratios to Average Net Assets:
Net investment income	1.36	%(e)	1.20%	0.71%	0.64	%(e)
Net expenses	0.85	%(e)	0.85%	0.85%	0.85	%(e)
Gross expenses (f)	4.72	%(e)	5.49%	7.76%	14.84	%(e)
PORTFOLIO TURNOVER RATE	26	%(d)	95%	71%	32	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2016

Note 1. Organization
The Monongahela All Cap Value Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 1, 2013. The Fund seeks total return through long-term capital appreciation and income.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Fund believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
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MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2016

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of October 31, 2016, for the Fund's investments is included in the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of October 31, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Rodgers Brothers, Inc. d/b/a Monongahela Capital Management (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their

10

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2016

affiliates. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through September 1, 2018, to limit annual operating expenses to 0.85% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses). Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended October 31, 2016, fees waived and expenses reimbursed were as follows:
Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$22,905	$51,778	$43,814	$118,497

Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended October 31, 2016, were $1,949,218 and $1,335,784, respectively.
Note 6. Federal Income Tax
As of April 30, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$19,550
Undistributed Long-Term Gain	31,753
Unrealized Appreciation	192,564
Total	$243,867

Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
11

MONONGAHELA ALL CAP VALUE FUND ADDITIONAL INFORMATION OCTOBER 31, 2016

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (855) 392-9331 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 392-9331 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	May 1, 2016	October 31, 2016	Period*	Ratio*
Actual	$1,000.00	$1,067.31	$4.43	0.85%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.92	$4.33	0.85%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.
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MONONGAHELA ALL CAP VALUE FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(855) 392-9331 (toll free)
mcmvalue.ta@atlanticfundservices.com

www.Moncapfund.com

INVESTMENT ADVISER
Monongahela Capital Management
223 Mercer Street
Harmony, PA 16037

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

211-SAR-1016

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Not applicable).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	November 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	November 30, 2016
By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	November 30, 2016